PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ x]  Preliminary Proxy Statement   [  ] Confidential, for use of the Commission
                                         only

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          CANGLOBE INTERNATIONAL, INC.
                           ---------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                          -----------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]         No fee required.
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.
   (1)     Title of each class of securities to which transaction applies:
   (2)     Aggregate number of securities to which transaction applies:
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:
[   ]       Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)     Amount Previously Paid: $______________

   (2) Form, Schedule or Registration Statement No.: _________________

   (3)     Filing Party: _________________

   (4)     Date Filed: __________________

                          CANGLOBE INTERNATIONAL, INC.
                           2440 - 10303 JASPER AVENUE
                          EDMONTON, AB, CANADA, T5J 2N6
                                  780-428-6002

                                          June  30, 2005
Dear Stockholder:

You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held at the Couer d'Alene Resort, Couer d'Alene, Idaho, 83816-1941 at 9:00a.m., on July 29, 2005.

The Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and the items of general interest about your company. This mailing includes a copy of our Annual Report on Form 10KSB for 2004.

We ask that you mark, date and sign the enclosed Proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Annual Meeting. You may withdraw the Proxy and vote in person at the meeting if you so desire. We hope that you will be able to attend the meeting in person, and we look forward to seeing you.

Thank you for your cooperation.



                                          Yours very truly


                                          /s/ Donald Sampson
                                          President and Chief Executive Officer

                          CANGLOBE INTERNATIONAL, INC.
                           2440 - 10303 JASPER AVENUE
                          EDMONTON, AB, CANADA, T5J 2N6
                                  780-428-6002

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 30, 2005

The 2005 Annual Meeting of stockholders of CANGLOBE INTERNATIONAL, INC. will be held at the Couer d'Alene Resort, Couer d'Alene, Idaho, 83816-1941 at 9:00a.m., on July 29, 2005 for the following purpose.

  1. To elect four (4) Directors to serve for the ensuing year;

2. To approve Canglobe International, Inc.'s 2005 Long-Term Performance Plan;

3.       To approve the issuance of 4,500,000 option to officers, and directors;

4. To amend the Articles of Incorporation to change the name of Canglobe International, Inc. to Globetech Environmental, Inc.,

5. To ratify the appointment of Robison Hill & Co. as independent auditors for the Company for the year ending December 31, 2005; and

6. To transact such other business as may properly come before the Meeting or any postponement or adjournments thereof.

 All stockholders of record as of the close of business on June 6, 2005, will be entitled to notice of, and to vote at meeting or any postponements or adjournments of the meeting

All stockholders are cordially invited to attend the meeting in person. Stockholders who are unable to attend the meeting in person are requested to complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. Stockholders who attend the meeting may revoke their proxy and vote their shares in person.

                                            By Order of the Board of Directors


                                            David Alexander
                                            Chief Financial Officer

IF YOU PLAN TO ATTEND THE MEETING, PLEASE NOTE THAT THIS IS A STOCKHOLDERS' MEETING AND ATTENDANCE WILL BE LIMITED TO STOCKHOLDERS OF CANGLOBE OR THEIR QUALIFIED REPRESENTATIVE. EACH STOCKHOLDER MAY BE ASKED TO PRESENT VALID PICTURE IDENTIFICATION, SUCH A DRIVER'S LICENCE OR PASSPORT. STOCKHOLDERS HOLDING STOCK IN BROKERAGE ACCOUTNS ("STREET NAME" HOLDERS) WILL NEED TO BRING A COPY OF A BROKERAGE STATEMNT REFLECTING STOCK OWNERSHIP AS THE RECORD DATE. QUALIFIED REPRESENTATIVES OF A STOCKHOLDER MUST HAVE IDENTIFICATION AS WELL AS A PROPERLY EXECUTED AND GUARANTEED PROXY FROM THE STOCKHOLDER THEY ARE REPRESENTING. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

CANGLOBE INTERNATIONAL, INC.
                           2440 - 10303 Jasper Avenue
                          Edmonton, AB, Canada, T5J 2N6

                                 PROXY STATEMENT

This proxy statement contains information related to the annual meeting of stockholders of CANGLOBE INTERNATIONAL, INC. to be held on July 29, 2005, beginning at 9:00 a.m. at the Couer d'Alene Resort, Couer d'Alene, Idaho, 83816-1941and at postponements or adjournments thereof.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, consisting of the election of directors, adoption of a long term performance plan, the approval of stock options issued to officers, directors and 10% shareholders, ratification of the appointment of auditors, and amendment to the Articles of Incorporation to allow for the change of name of the Company.

In addition, management will report on the performance of the Company during fiscal year 2004 and respond to questions from stockholders. The Board of Directors is not currently aware of any other matters which will come before the meeting.

Proxies for use at the meeting are being solicited by the Board of Directors of the Company. Proxies will be mailed to stockholders on or about June 30, 2005 and will be solicited chiefly by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained.

WHO IS ENTITILED TO VOTE AT THE MEETING?

Only stockholders of record at the close of business on June 6, 2005, the record date of the meeting are entitled to receive notice and to participate in the annual meeting, or any postponements and adjournments thereof. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponements or adjournments of the meeting.

WHAT ARE THE VOTING RIGHTS OF COMMON STOCK?

Each outstanding share of common stock will be entitled to one vote on each matter acted upon. On June 3, 2005, there were 46,073,030 shares of common stock outstanding.

WHAT CONSTITUTES A QUORUM?

The presence at the meeting in person or by proxy, of the holders of the outstanding shares of common stock as of the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date 46,073,030 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of holders representing at least 460,730 votes will be required to establish a quorum. Nevada law does not afford our stockholders the opportunity to dissent from the actions described in the proposals herein and receive value for their common stock. Proxies received but marked as abstentions and broker non-votes will be counted for purposes of determining the presence of or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.

HOW DO I VOTE?

If you complete and properly sign the accompanying proxy card and return it in the enclosed return envelope, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card or vote in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy for the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. Even after you have submitted your proxy you may change your vote at any time before the proxy is exercised by filing with the secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting alone will not itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote to approve Proposal No. 1, for the election of the nominated slate of directors to serve for the ensuing year, for Proposal 2, for the establishment of the 2005 Long Term Performance Plan, for Proposal 3, establishing the stock option awards to officers, directors and 10% shareholders, and Proposal 4, amending the Articles of Incorporation to change the name to Globetech Environmental Inc., and Proposal 5, ratifying the appointment of Robison Hill & Co. as independent auditors for the Company for the year ending December 31, 2005, all as set forth in the notice of meeting on the cover page of this proxy statement.

WHAT IS REQUIRED TO APPROVE EACH ITEM?

ELECTION OF DIRECTORS. The four nominees receiving the highest number of affirmative votes of the votes cast at the meeting, either in person or by proxy, shall be elected as directors. A properly executed proxy card marked, "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the directors or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

2005 LONG TERM PERFORMANCE PLAN. If the majority of the votes cast at the meeting either in person or by proxy are cast in favor of Proposal 2, management will then be required to enact the Long Term Performance Plan. A properly executed proxy card marked, "WITHHOLD AUTHORITY" with respect to the enactment of this plan will not be voted with respect to the approval, although it will be counted for purposes of determining whether there is a quorum.

AWARDING OF STOCK OPTION TO OFFICERS AND DIRECTORS. If the majority of the votes cast at the meeting either in person or by proxy are cast in favor of Proposal 3, management will then be required to enact the Long Term Performance Plan. A properly executed proxy card marked, "WITHHOLD AUTHORITY" with respect to the awarding of the stock options will not be voted with respect to the approval, although it will be counted for purposes of determining whether there is a quorum.

AMENDMENT OF THE ARTICLES OF INCORPORATION. If the majority of the votes cast at the meeting either in person or by proxy are cast in favor of Proposal 4, management will then be required to amend the Articles of Incorporation for the name change to Globetech Environmental Inc. A properly executed proxy card marked, "WITHHOLD AUTHORITY" with respect to the amendment of the Articles of Incorporation will not be voted with respect to the approval, although it will be counted for purposes of determining whether there is a quorum.

RATIFICATION OF THE APPOINTMENT OF ROBISON HILL & CO. as independent auditors for the year ended December 31, 2005. If the majority of the votes cast at the meeting either in person or by proxy are voted in favor of Proposal 5, then the appointment of Robison Hill & Co. as independent auditors for the Company for the year ending December 31, 2005 will be ratified. A properly executed proxy card marked, "WITHHOLD AUTHORITY" with respect to the awarding of the stock options will not be voted with respect to the approval, although it will be counted for purposes of determining whether there is a quorum.


OTHER MATTERS: For each other matter that may properly come before the meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.


ANNUAL REPORT

We have enclosed a copy of our Annual Report on Form 10-K with this Proxy Statement. If you would like an additional copy, we will send you one without charge. Please call or write to:

Canglobe International, Inc.
2440 - 10303 Jasper Avenue
Edmonton Alberta, T5J 3N6
Attention: Ms. Lisa Jacobsen (780) 428-6002

The Securities and Exchange Commission, or SEC, also maintains an Internet site at HTTP://WWW.SEC.GOV that contains all filings made by us.


                                 STOCK OWNERSHIP

WHO ARE THE LARGEST NON-AFFILIATED OWNERS OF THE COMPANY'S STOCK?

            To the best of our knowledge as of June 3, 2005, the largest non-affiliate owners of the Company's common stock were:

----------------------------------------------------- ------------------------------ ------------------------
Name and address of beneficial owner                           Amount and nature of         Percent of Class
                                                           beneficial ownership (1)
----------------------------------------------------- ------------------------------ ------------------------
Cede & Co.,                                                              12,519,699                      27%
PO Box 222, Bowling Green Station, New York, NY
10274
----------------------------------------------------- ------------------------------ ------------------------
Alpco                                                                     3,000,000                       7%
440 East 400 South #200
Salt Lake City, UT 841111
----------------------------------------------------- ------------------------------ ------------------------
Cantire Plastic Recycling                                                 2,250,000                       5%
Suite 246, 10468 Mayfair Road,
Edmonton, AB T5P4P4
----------------------------------------------------- ------------------------------ ------------------------



HOW MUCH STOCK DO THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

The following table indicates how many shares of common stock were beneficially owned, as of June 3, 2005 by (1) each person known by us to be the owner of more than 5% of the outstanding shares of common stock, (2) each director, (3) each executive officer named in the Summary Compensation Table and (4) all directors and executive officers as a group. In general, "beneficial ownership" includes those shares a person has the power to vote or the power to transfer, and stock options and other rights to acquire common stock that are exercisable currently or become exercisable within 60 days. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on June 3, 2005, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. We based our calculation of the percentage owned on June 3, 2005 by our officers and directors as a group as being 28,421,083 shares of the total of 46,073,030 shares of common stock outstanding on June 3, 2005 plus the 4,500,000 shares exercisable by the officers and directors on stock options and warrants.

----------------------------------------------------- ------------------------------- -----------------------
Name and address of beneficial owner                            Amount and nature of        Percent of Class
                                                            beneficial ownership (1)
----------------------------------------------------- ------------------------------- -----------------------
Donald Getty                                                               2,000,000                      4%
----------------------------------------------------- ------------------------------- -----------------------
Donald Sampson                                                             3,279,500                      6%
----------------------------------------------------- ------------------------------- -----------------------
David Alexander                                                            5,500,000                     10%
----------------------------------------------------- ------------------------------- -----------------------
James Baker                                                                5,705,000                     11%
----------------------------------------------------- ------------------------------- -----------------------
Lambert Lavallee                                                          11,936,583                     25%
----------------------------------------------------- ------------------------------- -----------------------
All officers and directors as a group (- persons)                         28,421,083                     56%
----------------------------------------------------- ------------------------------- -----------------------

* Indicates less than 1%

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Four directors (constituting the entire Board) are to be elected at the annual meeting. UNLESS OTHERWISE SPECIFIED, THE ENCLOSED PROXY WILL BE VOTED IN FAVOR OF THE PERSONS NAMED BELOW TO SERVE UNTIL THE 2006 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED. Each nominee has consented to serve if elected. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

The nominees, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are:

        NAME             AGE     DIRECTOR                         PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
                                   SINCE
Donald  Getty (1) and    74        2004      Mr.  Donald  Getty was  appointed  as Chairman  and a director of the Company on
(2)                                          December 17, 2004. Mr. Getty earned his Business  Administration degree from the
                                             University  of  Western  Ontario  with  honours in 1954.  In 1955,  he started a ten-year  career as  quarterback  of the Edmonton  Eskimos  before  starting his public career as a Member of the  Legislative  Assembly of Alberta in 1967.  His
                                             positions with the Alberta government  included two terms as Premier of Alberta, the  position  of Energy  Minister  and the  position of Minister of Federal and
                                             Intergovernmental  Affairs.  In his business career, Mr. Getty has served on the boards  of  distinguished  companies  such as the  Royal  Bank of  Canada,  Nova
                                             Company,  Genstar  Company and  Interprovincial  Pipe and Steel Corp.  In recent years,  Mr. Getty has been awarded many honours,  including an appointment as an
                                             Officer of the Order of Canada,  an honorary  doctorate  from the  University of
                                             Lethbridge and is a member of the Alberta Order of Excellence.

Donald Sampson (2)       54        2005      Mr. Sampson was appointed  President and Chief Executive  Officer of the Company
                                             on March 28  2005.  He  earned  his  engineering  degree  at the  University  of
                                             Michigan  in 1976.  Subsequently,  he  commenced  a 30 year  engineering  career supplying  equipment to the mining industry,  including  equipment  required for the treatment of waste water in the mining  industry;  supplying and  developing post consumer  plastics  recycling  technology  and  equipment,  and  designing, building and operating  medical waste  treatment  centers.  In 1999, Mr. Sampson sold his medical  waste  treatment  business  to  Stericycle  Inc.,  the largest providers of medical  waste  treatment in the world.  During his five years with
                                             Stericycle,  Mr.  Sampson,  became  VP-International  Business  Development  and
                                             Engineering.  Mr.  Sampson  successfully  completed  over $100 million  worth of
                                             projects  in  Brazil,  Argentina,   South  Africa,  Japan,  and  Australia.  His

                                             responsibilities   encompassed   finding   suitable   joint  venture   partners,
                                             negotiating agreements, project management,  engineering, equipment procurement, construction,  start-up,  and ongoing  technical  support for the various  joint venture medical waste  treatment  companies  around the world.  Mr. Sampson is a senior member of the Instrument Society of America,  and the Plastics Society of
                                             America.

David Alexander (1)      54        2004      Mr. David  Alexander was appointed  Chief  Financial  Officer and Secretary,  as well as Director,  on December  17, 2004.  Mr.  Alexander  earned his  Chartered
                                             Accountancy in 1978 and his  bachelor's  degree in Commerce at the University of
                                             British  Columbia in 1974.  Mr.  Alexander has been a management  consultant for the last ten years  working with several  public  companies  including  Security
                                             Biometrics,  Inc.,  Nostrad  Telecommunications,  Inc.,  Central  Minera  Corp.,
                                             Pinewood Resources Ltd., and Zaruma Resources Ltd.

James  Baker  (1) and    56                  Mr. James Baker was  appointed  President  and Director on December 17, 2004. He
(2)                                          resigned as President  upon the  recruitment of Mr. Sampson s president on March
                                             28,  2005.  Mr.  Baker was  awarded a Masters in  Business  Administration  from
                                             Queen's  University in 1974 and a Bachelor of  Engineering  Degree from the Nova
                                             Scotia Tech (Dalhousie)  University in 1970. He is an investment  consultant and prior thereto between 1997 and October 2002, he was an investment advisor with a national  investment  dealer  which  is a  member  of  the  Investment  Dealers'
                                             Association of Canada.  Prior thereto  between 1988 and 1997 he was President of
                                             Projex Corp Ltd., a project management company.


(1)      Member of the Audit Committee
(2)      Member of the Compensation Committee

HOW ARE DIRECTORS COMPENSATED?

Our non-employee directors receive compensation for services rendered as a director at a rate of two thousand per month ($2,000), plus $500 per month for each Committee in which he sits, plus reimbursement of expenses incurred in connection with his or her duties as director.

HOW OFTEN DID THE BOARD MEET DURING THE YEAR ENDED DECEMBER 31, 2004?

During the fiscal year ended December 31, 2004, the Board of Directors held 1 meeting. The Board has met four times in 2005, and has made four unanimous resolutions during 2005. Each director attended all of the meetings of the Board and the Committees on which he serves.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

The Board of Directors has established Compensation and Audit Committees.

COMPENSATION COMMITTEE. The Compensation Committee is charged with recommending to the Board of Directors the compensation for our executives and administering our stock option plan. The Compensation Committee is currently composed of Mssrs. Getty, Baker and Sampson. As this committee was created in March 2005, it did not meet during 2004. The Compensation Committee has met twice in 2005.

AUDIT COMMITTEE. The Audit Committee is charged with recommending to the Board of Directors the appointment of our independent auditors, as well as discussing and reviewing, with the independent auditors, the scope of the annual audit and results thereof. The audit committee is charged with monitoring the process of management's prepared financial statements and the auditor's review and audit function in connection with the reporting of our quarterly and annual results. The Audit Committee is also charged with approving all ancillary services provided by the auditors.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 (a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), requires the our executive officers and directors, and persons who beneficially own more that ten percent of the our common stock, to file, initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by the SEC regulations to furnish to us with copies of all section 16
(a) forms they file. Based upon a review of the copies of such forms furnished to us and written representations of the our executive officers and directors, we believe that during the period from December 15, 2004 through June 3, 2005, all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has approved a rule concerning the delivery of annual reports and proxy statements. It allows us, with your permission, to send a single set of these reports to any household at which two or more shareholders reside if we believe they are members of the same family. Each stockholder will continue to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information you receive and our expenses.

A number of brokerage firms have instituted householding. If your family has multiple QAD accounts, you may have received a householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household. These options are available to you at any time. To request additional copies of the proxy statement or annual report, please contact US as described above under "Annual Report."

EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee was formed in March 2005 and currently consists of Mssrs. Donald Getty and James Baker, each of whom is an independent non-employee director, and Mr. Donald Sampson, who is President and Chief Executive Officer of the Company. The Compensation Committee is charged with recommending to the Board of Directors the compensation for our executives and administering our stock option and benefit plans.

WHAT IS OUR PHILOSOPHY OF EXECUTIVE COMPENSATION?

We believe that executive compensation should be closely related to increased stockholder value through the successful launch of our environmental technologies Consequently the compensation program is designed to enable us to attract, retain and reward capable employees who can contribute to the successful launch of these operations. Accordingly, our executive compensation program is designed to provide competitive compensation, support our strategic business goals and reflect our performance.

The compensation program reflects the following principles:

         o        Compensation should encourage increased stockholder value.

         o Compensation programs should support our short- and long-term strategic business goals and objectives.

         o Compensation programs should reflect and promote our values and reward individuals for outstanding contribution toward business goals.

         o Compensation programs should enable us to attract and retain highly qualified professionals.

Our executive compensation is comprised of two components, base salary and incentives each of which is intended to serve the overall compensation philosophy.

BASE SALARY. Our salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, our overall financial performances and resources, general economic conditions as well as a number of factors relating to the particular individual, including the performance of the individual executive, and level of experience, ability and knowledge of the job.

INCENTIVES. Incentives consist of stock options and cash awards paid to our management personnel.

The Committee strongly believes that the pay program should provide employees with an opportunity to increase their ownership and potential financial gain from increases in the market value of our stock . By this approach, the best interests of stockholders, executives and employees will be closely aligned. Therefore, executives and other employees are eligible to receive stock options, giving them the right to purchase shares of our common stock at a specified price in the future. The grant of options is based primarily on a key employee's potential contribution to our growth and profitability based on the Committee's discretionary evaluation. Options are granted at the prevailing market vale of our common stock and will only have value if our stock price increases.

Generally, grants of options vest over a period of time and executives must be employed by us for such options to vest.

HOW IS THE CHIEF EXECUTIVE OFFICER COMPENSATED?

Donald Sampson is employed as our President and Chief Executive Officer. Mr. Sampson serves under an employment agreement, which commenced March 1, 2005 and expires in February 2007. His annual base salary is $120,000, and he is entitled to a bonus which is equal to 2% of the EBITDA when it becomes positive, which will be paid quarterly. Mr. Sampson was granted options to purchase 1,400,000 shares of our common stock as an inducement to his employment.

The aggregate compensation of Mr. Sampson was deemed appropriate by the Compensation Committee considering our requirements and those of Mr. Sampson. Mr. Sampson abstained from voting on this matter in the Compensation Committee meeting.

HOW THE CHIEF FINANCIAL OFFICER IS COMPENSATED?

David Alexander is employed as our Chief Financial Officer and Secretary under an employment agreement, which commenced January 1, 2005 and expires in December 2006. His annual base salary is $100,000, and he is entitled to a bonus which is equal to 2% of the EBITDA when it becomes positive, which is payable quarterly. Mr. Alexander was granted options to purchase 1,100,000 shares of our common stock as an inducement to his employment.

The aggregate compensation of Mr. Alexander was deemed appropriate by the Compensation Committee considering our requirements and those of Mr. Alexander.


The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate business goals and stockholder value. The Committee believes its compensation practices are directly tied to stockholder returns and linked to the achievement of annual and longer-term financial and operational results of the Company on behalf of our stockholders.

Members of the Compensation Committee

DONALD GETTY
JAMES BAKER
DONALD SAMPSON


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

On March 23, 2005, the company's Board of Directors established a Compensation Charter and appointed to its Compensation Committee, James Baker, as the Committee's Chairman, Donald Getty and Donald Sampson. The purpose of the compensation committee is to recommend compensation for our executives and to administer our stock option and other benefit plans. Prior to March 23, 2005, all matters concerning executive officer compensation were addressed by the entire Board of Directors. .

EMPLOYMENT AGREEMENTS

We entered into an employment agreement with Donald Sampson, effective as of March 1, 2005 for a period ending February 28, 2007, pursuant to which Mr. Sampson is employed as our President and Chief Executive Officer. His annual base salary is $120,000, Mr. Sampson is entitled to a bonus which is equal to 2% of the EBITDA when it becomes positive, which will be paid quarterly. Mr. Sampson was granted options to purchase 1,400,000 shares of our common stock as an inducement to his employment. Mr. Sampson could earn up to 1 year's salary if terminated without cause.

We entered into an employment agreement with David Alexander, effective as of January 1, 2005 for a period ending December 31, 2006, pursuant to which Mr. Alexander is employed as our Chief Financial Officer and Secretary. His annual base salary is $100,000, Mr. Alexander is entitled to a bonus based which is equal to 2% of the EBITDA when it becomes positive, which is payable quarterly. Mr. Alexander was granted options to purchase 1,100,000 shares of our common stock as an inducement to his employment. Mr. Alexander could earn up to 1 year's salary if terminated without cause.

EXECUTIVE COMPENSATION SUMMARY TABLE

The following table sets forth the aggregate compensation earned by, paid to, or accrued for our chief executive officer and each other executive officer whose aggregate compensation, was in excess of $100,000, based on their salary and bonus for the fiscal year ended December 31, 2004.

                                          Annual Compensation                Long-Term Compensation
                                          ---------------------------------- -----------------------------------------------
                                                  Awards                      Awards                        Payouts
                                              ----------- ------------- ------------- --------------------- ----------------
Name and other                                            Other Annual
Principal compensation                                    Compen-       Restricted    Securities            All
                         Fiscal                           sation        Stock Awards  Underlying            LTIP Payouts
                         Year      Salary     Bonus                                   options/SARs
------------------------ --------- ---------- ----------- ------------- ------------- --------------------- ----------------
 None                                      $           -             -             -                                      -


OPTION/SAR GRANTS IN LAST FISCAL YEAR

INDIVIDUAL GRANTS

The  following  table  below  contains  certain  information   concerning  stock
options/SARs granted to our chief executive officer and president, during the fiscal year ended December 31,2004

                         Number of          %age of total
                         securities         options/SARs
                         underlying         granted to         Exercise or                   Market price
                         options/SARS       employees in       base price     Expiration     on Date of
Name                     granted            fiscal year        ($/share)      Date           Grant

------------------------ ------------------ ------------------ -------------- -------------- ----------------
 None

REPRICING OF OPTIONS

                                                                                                   Length of
                                Number of        Market Price                                      Original Option
                                Securities       of Stock at      Exercise Price                   Term Remaining
                                Underlying       Time of          of Stock at                      at Date of
                 Reprice/       Options          Repricing or     Time of           New Exercise   Repricing or
                 Regrant        Repriced or      Amendment        Repricing or      Price          Amendment
Name             Date           Amended                           Amendment
---------------- -------------- ---------------- ---------------- ----------------- -------------- -----------------
None

AGGREGATED OPTION/SAR EXERCISES DURING THE FISCAL YEAR-ENDED DECEMBER 31, 2004 AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth certain information concerning the number and value of securities underlying exercisable and un-exercisable stock options/SARs as of the fiscal year ended December 31, 2004 by the Company's chief executive officer and president.


                         Number of securities underlying
                                           unexercised options/SARS at       Value of Unexercised
                 Shares acquired on        fiscal year-end                   in-the-money options/SARS at
                 Exercise                                                    Fiscal Year-End($) *
                               Value
Name              Number       realized    Exercisable      Un-exercisable   Exercisable      Un-exercisable
----------------- ------------ ----------- ---------------- ---------------- ---------------- ----------------
                               $                                                           $                $
None

* The closing price for our common stock on December 31, 2004 was $0.06 per share.

STOCK OPTION AWARDS

            The following table sets forth certain information as of the fiscal year ended December 31, 2004 with respect to our compensation plans (including individual compensations arrangements).

                   EQUITY COMPENSATION PLAN INFORMATION TABLE

------------------------------ ---------------------------- --------------------------- ----------------------------
                               (a) (b) (c)
------------------------------ ---------------------------- --------------------------- ----------------------------
Plan Category                  Number of securities to be   Weighted-average exercise   Number of securities
                               issued upon exercise of      price of outstanding        remaining available for
                               outstanding options,         options, warrants and       future issuance under
                               warrants and rights          rights                      equity compensation plans
                                                                                        (excluding securities
                                                                                        reflected in column (a))
------------------------------ ---------------------------- --------------------------- ----------------------------
Equity compensation plans
approved by security holders   None                         -                           None

------------------------------ ---------------------------- --------------------------- ----------------------------
Equity compensation plans
not approved by security       None                         -                           None
holders
------------------------------ ---------------------------- --------------------------- ----------------------------

Total                          -                            -                           -

------------------------------ ---------------------------- --------------------------- ----------------------------


VOTE REQUIRED

The four nominees which receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions for the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 1 - ELECTION OF DIRECTORS" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


  PROPOSAL NO. 2 - APPROVAL AND ADOPTION OF THE CANGLOBE INTERNATIONAL, INC.'S
                        2005 LONG-TERM PERFORMANCE PLAN

DESCRIPTION OF THE 2005 LONG-TERM PERFORMANCE PLAN

Our Board of Directors has adopted the Canglobe International, Inc.'s. 2005 Long-Term Performance Plan (the "2005 Plan"), and joins with our management in asking for your support of this proposal. Competition for key employees is very intense. To secure top talent, we need to have competitive compensation programs, including equity-based awards. The 2005 Plan is integral to our compensation strategies and programs, and with shareholder approval of the 2005 Plan, we expect to continue our efforts to use stock options as incentives and retain executive employees with critical skills. A copy of the 2005 Plan is annexed hereunder as Appendix C.

The 2005 Plan provides for stock awards of up to 8,000,000 shares. The 2005 Plan permits the grant of any form of award, including, but not limited to, stock options, stock appreciation rights ("SAR's") and stock and cash awards, whether granted singly, in combination or in tandem. Stock options will be granted at an exercise price of not less than 100% of fair market value (as defined in the 2005 Plan) on the date of grant and it is expected that options and SAR's will typically be granted for periods of 2 years or less. The 2005 Plan also permits the grant of other awards in stock or denominated in units of stock, which may be subject to restrictions or transfer and/or forfeiture provisions.

For purposes of determining the number of shares of common stock issued under the 2005 Plan, no shares will be deemed issued until they are actually delivered to a participant, or such other person in accordance with Section 10 of the 2005 Plan. Shares covered by awards that either wholly or in part are not earned, or that expire or are forfeited, terminated, canceled, settled in cash, payable solely in cash or exchanged for other awards shall be available for future issuance under the 2005 Plan. Further, shares tendered to or withheld by us in connection with the exercise of stock options, or the payment of tax withholding on any award, will also be available for future issuance under the 2005 Plan.

We intend that the 2005 Plan will be administered by the Compensation Committee (or any successor committee), which is constituted in compliance with the rules and regulations issued under the federal securities laws and the Internal Revenue Code. In administering the 2005 Plan, the Committee has the full power to select participants, to interpret the provisions of the plan, to grant waivers of award restrictions, to continue or accelerate the exercisability, vesting or payment of an award and to adopt such rules, regulations and guidelines for carrying out the 2005 Plan as it may deem necessary or proper. The Committee may delegate certain of its duties, power and authority to our officers, pursuant to such conditions and limitations as the Committee may establish. The 2005 Plan may not be amended to increase the maximum number of shares that may be issued under the 2005 Plan (except for adjustments pursuant to Section 14 of the 2005 Plan) or to permit the granting of stock options or SAR's with exercise or grant prices lower than those specified in Section 6 of the 2005 Plan without stockholder approval.

Awards under the 2005 Plan may be made to our employees and other individuals providing services to us, or to our subsidiaries. Participants in the 2005 Plan will be recommended by management, and the Committee intends to review and act on all 2005 Plan grants and awards for officers and certain other senior management positions.

The 2005 Plan has been designed to meet the requirements of section 162(m) of the Internal Revenue Code for stock options and SAR's. In addition, the 2005 Plan contains performance criteria for future long- term incentive awards to qualify those awards for tax deductibility under section 162(m). Those criteria consist of objective tests based on one or more of the following: earnings, cash flow, customer satisfaction, revenues, financial return ratios, market performance, shareholder return and/or value, operating profits, net profits, earnings per share, profit return and margins, stock price and working capital.

The formula for any such award may include or exclude items to measure the specific objectives, such as losses from discontinued operations, extraordinary gains and losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. These terms apply to "covered employees" as defined in section 162(m), which include our chief executive officer and the four other most highly compensated executive officers of our company.

The foregoing summary of the terms and features of the 2005 Plan is qualified by reference to the 2005 Plan itself.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES?

In general, under the Internal Revenue Code as presently in effect, a participant in the 2005 Plan will not be deemed to recognize any income for Federal Income Tax purposes at the time an option or stock appreciation right ("SAR") is granted or a restricted stock award is made, nor will we be entitled to a tax deduction at that time. However, when any part of an option or SAR is exercised, when restrictions on restricted stock lapse, or when an unrestricted stock award is made, the federal income tax consequences may be summarized as follows:

    1. In the case of an exercise of a stock option other than an ISO, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the option price.

    2. In the case of an exercise of an SAR, the participant will generally recognize ordinary income on the exercise date in an amount equal to any cash and the fair market value of any unrestricted shares received.

   3. In the case of an exercise of an option or SAR payable in restricted stock, or in the case of an award of restricted stock, the immediate federal income tax effect for the participant will depend on the nature of the restrictions. Generally, the fair market value of the stock will not be taxable as ordinary income until the year in which the participant's interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. However, the participant may elect to recognize income when the stock is received, rather than when the interest in the stock is received; the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. If the participant makes this election, the amount taxed to the participant as ordinary income is determined as of the date of receipt of the restricted stock.

    4. In the case of ISO's, there is generally no tax liability at time of exercise. However, the excess of the fair market value of the stock on the exercise date over the option price is included in the participant's income for purposes of the alternative minimum tax. If no disposition of the ISO stock is made before the later of one year from the date of exercise and two years from the date of grant, the participant will realize a capital gain or loss upon a sale of the stock, equal to the difference between the option price and the sale price. If the stock is not held for the required period, ordinary income tax treatment will generally apply to the excess of the fair market value of the stock on the date of exercise (or, if less, the amount of gain realized on the disposition of the stock) over the option price, and the balance of any gain or any loss will be treated as capital gain or loss. In order for ISO's to be treated as described above, the participant must remain employed by us (or a subsidiary in which we hold at least 50 percent of the voting power) from the ISO grant date until three months before the ISO is exercised. The three-month period is extended to one year if the participant's employment terminates on account of disability. If the participant does not meet the employment requirement, the option will be treated for federal income tax purposes as an option as described in paragraph 5 below. A participant who exercises an ISO might also be subject to an alternative minimum tax.

    5. Upon the exercise of a stock option other than an ISO, the exercise of a SAR, the award of stock, or the recognition of Income on restricted stock, we will generally be allowed an income tax deduction equal to the ordinary income recognized by a participant. We will not receive an income tax deduction as a result of the exercise of an ISO, provided that the ISO stock is held for the required period as described above. When a cash payment is made pursuant to the award, the recipient will recognize the amount of the cash payment as ordinary income, and we will generally be entitled to a deduction in the same amount.

    6. Pursuant to section 162(m) of the Code, we may not deduct compensation of more than $1,000,000 that is paid in a taxable year to an individual who, on the last day of the taxable year, is our chief executive officer or among one of its four other highest compensated officers for that year. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. We believe that compensation attributable to stock options and stock appreciation rights granted under the Plan will be treated as qualified performance-based compensation and therefore will not be subject to the deduction limit. The Plan also authorizes the grant of long-term performance incentive awards utilizing the performance criteria set forth in the Plan that may likewise be treated as qualified performance-based awards.

VOTE REQUIRED

Approval of the adoption of the 2005 Plan will require affirmative votes of the majority of the shares present in person or represented by proxy and entitled to vote for them.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 2 - APPROVAL AND ADOPTION OF THE CANGLOBE INTERNATIONAL, INC. 2005 LONG-TERM PERFORMANCE PLAN" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.



      PROPOSAL NO. 3 - APPROVAL AND ADOPTION OF THE AWARD OF STOCK OPTIONS CANGLOBE INTERNATIONAL, INC.'S UNDER THE 2005 LONG-TERM PERFORMANCE PLAN TO
                             OFFICERS AND DIRECTORS

DESCRIPTION OF THE PROPOSED STOCK AWARDS

Our Board of Directors has adopted Canglobe International, Inc.'s. 2005 Long-Term Performance Plan (the "2005 Plan"), and desires to use stock options as incentives and retain executive employees, directors and consultants with critical skills. The Compensation Committee recommends shareholders approve the stock options issued to:

Name                                                               # of options         Price    Expiry date
Donald Sampson, Director, CEO and President                        1,400,000            $0.50    May 23, 2007
David Alexander (482130 BC Ltd.), Director, CFO and Secretary      1,100,000            $0.50    May 23, 2007
Donald Getty, Director and Chairman                                1,000,000            $0.50    May 23, 2007
James Baker, Director                                              1,000,000            $0.50    May 23, 2007
Lambert Lavallee, Consultant                                       1,000,000            $0.50    May 23, 2007

VOTE REQUIRED

Approval of the adoption of the awarding of stock options to the officers and directors will require affirmative votes of the majority of the shares present in person or represented by proxy and entitled to vote for them.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 3 - APPROVAL AND ADOPTION OF THE AWARD OF STOCK OPTIONS CANGLOBE INTERNATIONAL, INC.'S UNDER THE 2005 LONG-TERM PERFORMANCE PLAN TO OFFICERS AND DIRECTORS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.



       PROPOSAL NO. 4 - APPROVAL AND ADOPTION OF THE AMENDMENT OF CANGLOBE
                INTERNATIONAL, INC.'S ARTICLES OF INCORPORATION

DESCRIPTION OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION

Our Board of Directors has deemed it necessary to change the name of Canglobe International, Inc. The name selected, "Globetech Environmental, Inc.," which more closely reflects our focus on developing and commercializing environmental technologies.

VOTE REQUIRED

Approval of the amendment of the changing of the company's name from "Canglobe International, Inc." to "Globetech Environmental, Inc." will require affirmative votes of the majority of the shares present in person or represented by proxy and entitled to vote for them.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 4- APPROVAL AND ADOPTION OF THE AMENDMENT OF ARTICLES OF INCORPORATION CHANGING THE NAME OF THE COMPANY FROM CANGLOBE INTERNATIONAL, INC. TO GLOBETECH ENVIRONMENTAL, INC. TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


          PROPOSAL NO. 5 - RATIFICAITON OF THE APPOINTMENT OF AUDITORS

The Board of Directors has selected Robison Hill & Co., independent public accountants to audit the our financial statements for the year ending December 31, 2005, and recommends that the stockholders ratify such selection. This appointment will be submitted to the stockholders for ratification at the Annual Meeting. Representative of Robison Hill & Co. may be present at the meeting and if present will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

Robison  Hill & Co. has served as our  principal  independent  accountant  since
2001.

Audit and Non-audit fees

In addition to performing the audit of the company's financial statements, Robison Hill & Co., provided various other services for the years ended December 31, 2004, 2003, and 2002. The aggregate fees billed for each of the following categories of services are set forth below:

                                                                                       2004            2003            2002
                                                                                       ----            ----            ----
           Audit fees (1)................................................            $5,498          $3,532         $10,595
           Tax fees(2)...................................................             $ 143         $   143           $ 235
           All other                                                                 $  - -         $   - -         $   - -
           services...................................................

-------------------------------------------------------------------------
(1) "Audit fees" represents professional services in connection with the audit of our annual financial statements and review of our quarterly financial statements, advice on accounting matters that arose during the audit and audit services provided in connection with other statutory and regulatory filings.
(2)      Represents tax planning.
(3) "All other services" includes evaluating the effects of various accounting issues, registration statement and the Sarbanes-Oxley Act.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 5- APPROVAL AND ADOPTION OF THE RATIFICAITION OF THE APPOINTMENT OF ROBISON HILL & CO. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2005 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

OTHER MATTERS

To transact such other business as may properly come before the Meeting or any postponement or adjournments thereof.


                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee serves as the representative of the Board of Directors for general oversight of our financial accounting and reporting process, system of internal controls, audit process, and process of monitoring compliance with laws and regulations. Each of the members of the Audit Committee is independent, except for David Alexander, as defined under NASDAQ Marketplace Rule 4200(a)(15) The Audit Committee operates under a written charter adopted by the Board of Directors; the complete text of the charter, which reflects standards set forth in new SEC regulations, is reproduced in the appendix to this proxy statement.

As set forth in more detail in the charter, the Audit Committee's primary responsibilities fall into three broad categories:

o first, the Committee is charged with monitoring the preparation of quarter and annual financial reports by our management, including discussions with management and the company's outside auditors about draft annual financial statements and key accounting and reporting matters;
o        second,  the  Committee  is  responsible  for  matters  concerning  the relationship between us and our outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to us; and determining whether the outside auditors are independent (based in part on the annual letter provided to us pursuant to INDEPENDENCE STANDARDS BOARD STANDARD NO. 1); and
o third, the Committee oversee management's implementation of effective systems of internal controls including review of policies related to legal and regulatory compliance, and ethics and conflicts of interest.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter.

In overseeing the preparation of our financial statements, the Committee met with both management and our outside auditors to review and discuss all financial  statements  prior  to  their  issuance  and  to  discuss  significant
accounting   issues.   Management  advised  the  Committee  that  all  financial
statements were prepared in accordance with generally accepted accounting principles in the United States, and the Committee discussed the statements with both management, and the outside auditors. The Committee's review included discussions with the outside auditors of matters required to be discussed pursuant to STATEMENT OF AUDITING STANDARDS NOS. 61 (COMMUNICATION WTH AUDIT COMMITTEES) and 90 (AUDIT COMMITTEE COMMUNICATIONS).

With respect to our outside auditors, the Committee, among other things, discussed with Robison Hill & Co., matters relating to its independence, including the disclosures make to the Committee as required by the INDEPENDENCE STANDARDS BOARD STANDARD NO.1 (INDEPENDENT DISCUSSIONS WITH THE AUDIT COMMITTEES).

On the basis of these review and discussion, the Committee recommended to the Board of Directors that the Board approve the inclusion of our audited financial statements in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

DONALD GETTY
JAMES BAKER
DAVID ALEXANDER

                      RELATIONSHIP WITH INDEPENDENT AUDITOR

Robison Hill & Co. ("Robison") was nominated as our independent auditors on December 15, 2004 and will serve in that capacity in the 2005 fiscal year.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

During the year ended December 31, 2004 we were not operating, and were at a development stage, consequently, disclosure of a stockholder return performance graph is not appropriate at this time.

                                 OTHER BUSINESS

The Board of Directors does not presently intend to bring any other business before the meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                              STOCKHOLDER PROPOSALS

REQUIREMENTS  FOR  SHAREHOLDER  PROPOSALS TO BE CONSIDERED  FOR INCLUSION IN OUR
PROXY MATERIALS. If you wish to submit a proposal to be included in our 2006 proxy statement, we must receive it, in a form which complies with the applicable securities laws, on or before January 15, 2006. Please address your proposals to Suite 2440, 10303 Jasper Avenue, Edmonton, AB, T5J 3N6 Attention:
Corporate Secretary. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included. The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.


                                            By Order of the Board of Directors,



June  20, 2005                              /s/ David Alexander
                                            CHIEF FINANCIAL OFFICER

                          CANGLOBE INTERNATIONAL, INC.
                         10303 JASPER AVENUE, SUITE 2440
                       EDMONTON, ALBERTA, CANADA, T5J 2N6

                                      PROXY

The undersigned, a holder of the common stock of CANGLOBE INTERNATIONAL, INC., a Nevada corporation, hereby appoints James Baker and David Alexander and each of them, the proxies of the undersigned, each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares which the undersigned would be entitled to vote, at the Annual Meeting of Shareholders to be held on July 29, 2005 and any adjournments thereof, as follows:

    1. ELECTION OF DIRECTORS:

   [ ] FOR the nominees listed below.
   [ ] WITHHOLD AUTHORITY to vote for the nominee(s) listed below.

   (Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS NAME BELOW)

                            Donald Getty

                            Donald Sampson

                            David Alexander

                            James Baker


2. TO. APPROVE THE 2005 LONG-TERM PERFORMANCE PLAN.

                 [   ] FOR        [   ] AGAINST        [   ] ABSTAIN

3. TO. APPROVE THE AWARDING OF STOCK OPTION AWARDS TO THE COMPANY'S OFFICERS AND DIRECTORS..

                 [   ] FOR        [   ] AGAINST        [   ] ABSTAIN

4. TO. APPROVE THE AMENDMENT OF THE ARTICLES OF INCORORATION. .


                 [   ] FOR        [   ] AGAINST        [   ] ABSTAIN

5. TO. RATIFY THE APPOINTMENT OF ROBISON HILL & CO. AS THE COMPANY'S PUBLIC ACCOUNTANTS.

                 [   ] FOR        [   ] AGAINST        [   ] ABSTAIN

The undersigned hereby revokes any other proxy to vote at such Annual Meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSAL 2 AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE ANNUAL MEETING.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and the accompanying Proxy Statement dated June 30, 2005 relating to the Annual Meeting, and the Annual Report on Form 10KSB for the year ended December 31, 2004.

                              Date: __________ __, 2005


                              -----------------------------------------


                              -----------------------------------------
                                     Signature(s) of Shareholder(s)

                                   The signature(s) hereon should correspond exactly with the name(s) of the Shareholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.

         THE BOARD OF DIRECTORS OF CANGLOBE INTERNATIONAL, INC. SOLICITS THIS PROXY. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   APPENDIX A

                          CANGLOBE INTERNATIONAL, INC.
                             AUDIT COMMITTEE CHARTER

              The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's external auditors.

              The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ in that a majority of the directors must be independent. In particular the Chairman of the Audit Committee shall have accounting or related financial management expertise.

              The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

              The Audit Committee shall make regular reports to the Board.

         The  Audit  Committee  shall  at  least  annually,   unless   otherwise
specified:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

4. Review with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

5. Review with management and the independent auditors the Company's quarterly financial statement prior to the filing of the Company's Form 10-QSB, including the results of the independent auditors' reviews of the Quarterly financial statements.

6. Meet periodically with management to review the company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

7. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

8. Recommend to the board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

9. Review the experience and qualifications of the Company's senior financial executives.

10.               Approve the fees to be paid to the independent auditor.

11. Establish guidelines for the retention of the independent auditor for any non-audit service. Current guidelines are set forth on Exhibit A to this Charter.

12. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

14. Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

15. Obtain reports from management and the independent auditor that the Company's subsidiary entities are in conformity with applicable legal requirements, including disclosures of insider and affiliated party transactions.

16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

17.               Review  with  the   independent   auditor   any   problems  or
                  difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

18. Approve or prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

19. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

20. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the company's compliance policies and any material reports or inquiries received form regulators or governmental agencies.

21. Meet with the chief financial officer and the independent auditor in separate executive sessions.

22. Assess its performance of the duties specified in this charter and report its finding to the Board of Directors.

         Wile the Audit Committee has the responsibilities and powers set forth in this Charter it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management. Nor is it the duty of the Audit committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                    EXHIBIT A

         Guidelines for the retention of the independent auditor for non-audit services:

         Allowable Non-Audit Services

         Foreign statutory audits
         11K and ERISA audits
         Carve-out audits in connection with divestitures Tax compliance including preparation and filing returns Tax counseling Due diligence assistance in connection with M&AA transactions Providing "comfort letters" in connection with securities offering
         Litigation support involving disputes related to financial statements audited by the independent auditor

         Unallowable Non-Audit Services

         Information  Technology  consulting services Human Resources consulting
         services   Management   consulting   services  Valuation  services  M&A
         transaction structuring services

                                   APPENDIX B

                           CANGLOBE INTERNATIONAL, INC
                           COMPENSATION BOARD CHARTER

PURPOSE:
The Board of Directors has established a Compensation Committee for the purpose of reviewing and approving, on behalf of the Board of Directors, management recommendations regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation, and all bonus and stock compensation to all employees.

MEMBERSHIP:
The Committee shall consist of a minimum of two members of the Board of Directors, the majority of whom shall be "independent" as under any additional or supplemental independence standards applicable to compensation committees established under any applicable law, rule or regulation. The members of the Committee are recommended by and are appointed by and serve at the discretion of the Board of Directors.

RESPONSIBILITIES:
1. The Committee shall be responsible for reviewing and approving, on behalf of the Board of Directors, the amounts and types of compensation to be paid to the Company's executive officers and the non-employee directors; reviewing and approving, on behalf of the Board of
         Directors, all bonus and equity compensation to be paid to other Company employees; and administering the Company's stock-based compensation plans. Such responsibilities shall include the following:
         Reviewing with Company management and approving the compensation policy for executive officers and directors of the Company and such other managers of the Company as directed by the Board.
2. Reviewing with Company management and approving the compensation policy for executive officers and directors of the Company, and such other managers of the Company as directed by the Board.
3. Reviewing with Company management and approving all forms of compensation (including all "plan" compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the executive officers of the Company.
4. Acting as administrator of the Company's benefit and equity compensation plans, including granting awards to eligible individuals and determining the terms and conditions of such awards. The Committee shall also make recommendations to the Board of Directors with respect to amendments to the plans and changes in the number of shares reserved for issuance thereunder.
5. Preparing a report (to be included in the Company's proxy statement) describing (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based, (b) the relationship of such compensation to the Company's performance and (c) the Committee's executive compensation policies applicable to executive officers, specifically addressing the other "named executive officers" included in the proxy statement.
6.       Reviewing and discussing management succession at least annually.
7. Evaluating the performance of the Chairman and the Chief Executive Officer (and such other executive officers as the Committee deems appropriate) in light of the Company's current business environment and the Company's strategic objectives.

8. Reviewing with Company management and approving recommendations with regard to aggregate salary budget and guidelines for all Company employees.
9. Evaluating the need for, and provisions of, employment contracts or severance

In carrying out such responsibilities, the Committee shall have the power and authority to retain such compensation consultants, outside counsel and other advisors as the Committee may deem appropriate and shall have the sole authority to approve the fees and other terms of engagement.

AUTHORITY:
Any action duly and validly taken by the Committee pursuant to the power and authority conferred under this Charter shall for all purposes constitute an action duly and validly taken by the Board of Directors and may be certified as such by the Secretary or other authorized officer of the Company.

MEETINGS AND REPORTS:
The Committee shall hold regular meetings at least four times each year generally in conjunction with the regularly scheduled meetings of the Board of Directors, and such special meetings as the Chair of the Committee or the Chairman of the Board may direct. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors. At each regularly scheduled meeting of the Board of Directors, the Chair of the Committee shall provide the Board of Directors with a comprehensive report of the Committee's activities and proceedings.

                                   APPENDIX C

                           CANGLOBE INTERNATIONAL, INC
                         2005 LONG-TERM PERFORMANCE PLAN

         1. OBJECTIVES. The CANGLOBE INTERNATIONAL, INC 2005 LONG-TERM PERFORMANCE Plan (the "Plan") is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

         (a) "Board" - The Board of Directors of the Company.

         (b) "Nevada Securities Rules" - The corporate securities rules of the state of Nevada.

         (c) "Code" - The Internal Revenue Code of 1986, as amended from time to time.

         (d) "Committee" - The Executive Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The foregoing requirement for disinterested administration shall not apply prior to the date of the first registration of any of the securities of the Company under the Exchange Act.

         (e) "Company" - CANGLOBE INTERNATIONAL, INC. and its subsidiaries including subsidiaries of subsidiaries.

         (f) "Exchange Act" - The Securities Exchange Act of 1934, as amended from time to time.

         (g) "Fair Market Value" - Except as otherwise specifically provided in the Plan, the fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

         (h) "Grant" - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

         (i) "Grant Agreement" - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

         (j) "Option" - Either an Incentive  Stock Option,  in  accordance  with
Section 422 of Code, or a Nonstatutory Option, to purchase the Company's Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an "Optionee."

         (k) "Participant" - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

         (l) "Restricted Stock Purchase Offer" - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

         (m) "Securities Act" - The Securities Act of 1933, as amended from time to time.

         (n) "Stock" - Authorized and issued or unissued shares of common stock of the Company.

         (o) "Stock Award" - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

         3. ADMINISTRATION. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan;
(e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made there under.

         4. ELIGIBILITY.

         (a) General: The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

         (b) Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

         The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options, which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

         (c) Nonstatutory Option: The provisions of the foregoing Section 4(b) shall not apply to any Option designated as a "Nonstatutory Option" or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

         (d) Stock Awards and Restricted Stock Purchase Offers: The provisions of this Section 4 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

         5. STOCK.

         (a) Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

         (b) Number of Shares: Subject to adjustment as provided in Section 6(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed eight million shares (8,000,000) shares. If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

         (c) Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

         (d) Application of Funds

         The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

         (e)      No Obligation to Exercise

         The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

         6. TERMS AND CONDITIONS OF OPTIONS. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit "A" and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibits "B-1," "B-2" and "B-3," respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

         (a) Number of Shares: Each Option shall state the number of shares to which it pertains.

         (b) Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

         (i) Any Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company ("Ten Percent Holder") shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

         (ii) Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant; and

         (iii) Nonstatutory Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 85% of the Fair Market Value of the Stock as of the date of grant.

         For the purposes of this Section 6(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

         (c) Medium and Time of Payment: The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company's outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

         (i) in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

         (ii) through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

         At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee's delivery of a promissory note in form and substance satisfactory to the Company and permissible under the securities rules of the State of Nevada and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or
(ii) in such other form of consideration permitted by the Nevada corporations law as may be acceptable to the Board.

         (d) Term and Exercise of Options: Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

         Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

         (e) Termination of Status as Employee, Consultant or Director: If Optionee's status as an employee shall terminate for any reason other than Optionee's disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of "termination for cause" as that term is defined in Code and case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

         With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days (except that in the case of "termination for cause" or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

         (f) Disability of Optionee: If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three
(3) month period set forth in Section 6(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

         (g) Death of Optionee: If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

         (h) Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

         (i) Recapitalization: Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" by the Company.

         In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

         Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

         In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

         To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 6(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

         The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

         (j) Rights as a Shareholder: An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 6(i) hereof.

         (k)  Modification,  Acceleration,  Extension,  and  Renewal of Options:
Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and the Nevada securities rules. Notwithstanding the provisions of this Section 6(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

         (l) Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee's employment as contemplated by Section 6(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

         (m) Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares there under would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, the Nevada securities rules, Nevada corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares there under, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

         (n) Repurchase Agreement: The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion ("Repurchase Agreement"), (i) restricting the Optionee's right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee's employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to (A) the fair value of such shares as of such date of termination, or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under the Nevada securities rules; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

         7. STOCK AWARDS AND RESTRICTED STOCK PURCHASE OFFERS.

         (a) Types of Grants.

         (i) Stock Award. All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement substantially in the form attached hereto as Exhibit "C".

         (ii) Restricted Stock Purchase Offer. A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer substantially in the form attached hereto as Exhibit "D".

         (b) Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as "Restricted Stock". Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 7(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

         (c) Cancellation and Rescission of Grants. Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

         (i) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than 10 percent equity interest in the organization or business.

         (ii) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, as defined in the Company's Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

         (iii) A Participant, pursuant to the Company's Proprietary Information and Invention Agreement, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

         (iv) Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 7(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

         (d) Nonassignability.

         (i) Except  pursuant  to Section  7(e)(iii)  and except as set forth in
Section 7(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

         (ii) Where a Participant terminates employment and retains a Grant pursuant to Section 7(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a "blind" trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

         (e) Termination of Employment. If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 7(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

         (i) Retirement Under a Company Retirement Plan. When a Participant's employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

         (ii) Rights in the Best Interests of the Company. When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and
(ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 10 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

         (iii) Death or Disability of a Participant.

         (1) In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

         (2) In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

         (3) After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative -- notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

         (4)  In  the  event  of   uncertainty  as  to   interpretation   of  or
controversies concerning this Section 7, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

         8. INVESTMENT INTENT. All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 there under. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated there under, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock there under shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

         9. Amendments, MODIFICATION, SUSPENSION OR DISCONTINUANCE OF THE PLAN. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant there under. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

         In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and
(iii) covered by outstanding  Stock Awards or Restricted  Stock Purchase Offers;
(b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

         10. TAX WITHHOLDING. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

         11. AVAILABILITY OF INFORMATION. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

         12. NOTICE. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief financial officer or to the chief executive officer of the Company, and shall become effective when the office of the chief financial officer or the chief executive officer receives it.

         13. INDEMNIFICATION OF BOARD. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted there under, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

         14. Securities And Regulatory Law Compliance

         (a) Transferability. Except to the extent otherwise expressly provided in the Plan, the right to acquire Shares or other assets under the Plan may not be assigned, encumbered or otherwise transferred by an Optionee and any attempt by an Optionee to do so will be null and void. No Option granted under this Plan may be transferred by an Optionee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder or equivalent laws of the Optionees jurisdiction of residence. Options granted under this Plan may not be exercised during a Participant's lifetime except by the Optionee or, in the event of the Optionee's legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under applicable law and court supervision.

         (b) Conditions upon Issuance of Shares.

                  (i) Shares shall not be issued  pursuant to the exercise of an
Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, as amended, the Exchange Act, the rules and regulations promulgated thereunder (inclusive of Rule 701 of the Securities Act) and the, applicable securities regulations in an other jurisdiction (including, but not limited to, the jurisdiction in which an Optionee resides), and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Subject to the

Company's filing of a registration statement with the United States Securities and Exchange Commission to register the Shares issuable upon exercise of the Options, certificates representing any Shares issued prior to such registration statement shall be imprinted with a legend substantially as follows:

         "These securities have not been registered under the provisions of the Securities Act of 1933 (the "Act") and accordingly, may only be sold or otherwise transferred except pursuant to an effective registration statement as to the securities or an applicable exemption from the registration requirements of the Act as evidenced by an opinion of counsel reasonably acceptable to the Company."

         The certificates representing the Option and or the Shares also will be imprinted with such additional legends as, in the opinion of the Board, may be required under the applicable securities laws, rules and regulations of any other jurisdiction (including the country, state or province of the Optionee's residence).

                  (ii) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased or otherwise acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company such a representation is required by any of the aforementioned relevant provisions of law.

                  (iii) Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.


         (c) Exchange Act Compliance. With respect to persons subject to Section 16 of the Exchange Act, if applicable, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Board or the Committee fails to so comply, they shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee.

         (d) Investment Representation. The Board or Committee may, in its sole and absolute discretion, demand that any Participant awarded an Option deliver to the Board or Committee at the time of grant or exercise of such Option a written representation that the shares of Common Stock to be acquired upon exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such written representation by the Participant prior to the delivery of any shares of Common Stock pursuant to the exercise of his or her Option shall be a condition precedent to the Participant's right to purchase or otherwise acquire such shares of Common Stock by such grant or exercise. The Company is not legally obliged hereunder if fulfillment of its obligations under the Plan would violate federal or state securities laws.

         (e) Stop Transfer Orders. The Company may refuse to register the transfer of the shares of common stock issued pursuant to an exercise of Options on the stock transfer records of the Company if such proposed transfer would, in the opinion of counsel to the Company, constitute a violation of any applicable securities law or regulation, and the Company may give related instructions to its transfer agent, if any, to stock registration of the transfer of the shares of common stock issued pursuant to an exercise of Options.

         14. GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Nevada and construed accordingly.

         15. EFFECTIVE AND TERMINATION DATES. The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 9.

         The foregoing 2005 Incentive Stock Plan (consisting of 13 pages, including this page) was duly adopted and approved by the Board of Directors on May 19, 2005 and is subject to approval by the shareholders of the Corporation at its next Annual General Meeting to be held on July 29, 2005.



                                                --------------------------------
                                                   David Alexander, Secretary